MINING LEASE

                                     BETWEEN

                 DANIEL H. ENGH, CONNIE L. ENGH, DENNIS S. ENGH,
           JUDY A. ENGH, DARIN ENGH, HOLLY ENGH (a.k.a. HOLLY KINGDON)

                                       AND

                            UTAH CLAY TECHNOLOGY 1NC.
                              (A UTAH CORPORATION)

                                  MARCH 1, 1994

                                TABLE OF CONTENT
                                ----------------

ARTICLE                                                                 Page No.
-------                                                                 --------

   I - DEFINITIONS............................................................1
          1.1       "Agreement"..............................................1
          1.2       "Area of Interest".......................................2
          l.3       "Assets".................................................2
          1.4       "Leased Minerals"........................................2
          1.5       "Development"............................................2
          1.6       "Dollars" or "$".........................................2
          1.7       "Exploration" ' .........................................2
          1.8       "Effmtxve Date...........................................2
          1.9       "Exploration Period".....................................2
          1.10      "Exploration Rights .....................................2
          1.11      "Mining" ................................................2
          1.12      "Operations".............................................3
          1.13      "Prime Rate".............................................3
          1.14      "Products"...............................................3
          1.15      "Program"................................................3
          1.16      "Propertion".............................................3
          1.17      "Transfer"...............................................3
          1.18      "Work Expenditures"......................................3

  II - REPRESENTATIONS AND WARRANTIES; COVENANTS;
       TITLE TO ASSETS
          2.1       Capaeity of Participants.................................3
          2.2       Representations and Warranties...........................4
          2.3       Disclosures..............................................6
          2.4       Covenants................................................6
          2.5       Record Title Jmd Lessor's Interest ......................6
          2.6       Federal Potassium Leases.................................6

 III - NAME, PURPOSES AND TERM...............................................7
          3.1       General..................................................7
          3.2       Name ....................................................7
          3.3       Purposes.................................................7
          3.4       Limitation...............................................7
          3.5       Term.....................................................7
          3.6       Terms and Conditions.....................................8
          3.7       Termination..............................................8
          3.8       Funds Paid...............................................8
          3.9       Copy of all Data.........................................8

ARTICLE                                                                 Page No.
-------                                                                 --------

  IV - CONSIDERATION.........................................................8
          4.1       Consideration............................................8
          4.1(A)    Annual Labor ............................................8
          4.1(B)    Reserved Royalty.........................................8

   V - APPOINTMENT OF AGENT BY LESSOR.......................................10
          5.1       Appointment of Agent....................................10

  VI - PERIODIC REPORTS ....................................................10
          6.1       Semi-annual Wirtten Reports.............................10
          6.2       Audit all Operations....................................10

 VII - RIGHTS AND OBLIGATIONS OF LESSEE ....................................10
          7.1       Entering Leased Premises ...............................10
          7.2       Inspection of Operations, records ......................11
          7.3       Transfers, Encumbrances or Conveyances .................11
          7.4       Expenses and Liens......................................11
          7.5       Indemnification.........................................11
          7.6       Mixed or Co-mingle minerals.............................12

VIII - PATENT OF CLAIMS.....................................................12
          8.1       Obtaill Patent to Mining Claims.........................12
          8.2       Rights extend to Amendments.............................12


  IX - DEFAULT AND FORCE MAJEURE ...........................................12
          9.1       Default Performaing Obligations.........................12
          9.2       Prevented or Delayed from Obligations...................12

   X - LEASE PREMISES.......................................................13
         10.1       Defend Title............................................13
         10.2       Copies Map..............................................13

  XI - TAXES AND DUTIES.....................................................13
         11.1       Lessee Agrees to Pay Taxes..............................13
         11.2       Notices to Lessee.......................................13
         11.3       Comply with all State and Federal Laws..................13
         11.4       Reclamation Work....................................... 13

 XII - ASSIGNMENT AND TRANSFER
         12.1       Assign or Transfer......................................14

XIII - MISCELLANEOUS........................................................14
         13.1       Governed by Utah Laws...................................14
         13.2       Title for Convenience...................................14
         13.3       Contain Entire Agreement................................14
         13.4       Force of Law............................................14
         13.5       Proper Address's........................................14
         13.6       Affect Validity of thc Lease............................14
         13.7       Benefit of the Successors...............................15

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ARTICLE                                                                 Page No.
-------                                                                 --------

         13.8       Memorandum of Lease.....................................15
         13.9       Diligently Explore......................................15

XIV - EXPLORATION REQUIREMENTS .............................................15
         14.1       Operator of Exploration, Mining.........................15

EXHIBITS
--------

         EXHIBIT A - PROPERTIES .............................................1
          PART I. - Proporties and Title Exceptions..........................1
          PART 2. - Area of Interest.........................................4

                                  MINING LEASE

        THIS MINING LEASE, herein referred to as "Lease", made and entered into this 1st day of March, 1994, by and between DANIEL H. ENGH, CONNIE L. ENGH, at 2340 East Germania Circle, Sandy, Utah 84093-1174, DENNIs S. ENGH, JUDY A. ENGH, at 4532 Briarcreek Drive, Salt Lake City, Utah 84124, DARIN ENGH, at 437 Elise Street, Sandy, Utah 84070, HOLLY ENGH (a.k.a. HOLLY KINGDON) at 9064 Cheyenne Way, Park City, Utah 84060 hereinafter referred to as "Owner or Lessor", and UTAH CLAY TECHNOLOGY INC., a Utah corporation, having an address at 3985 South 2000 East, Salt Lake City, Utah 84124 (hereinafter designated as "Lessee"):

                                   WITNESSETH:

       WHEREAS, Lessor is owner of certain properties and property fights situated in Beaver County, State of Utah, and more particularly described in the attached Exhibit "A", incorporated by reference, and hereinafter referred to as the "Leased Premises"; and

       WHEREAS, Lessee desires to lease certain fights in and to the Leased Premises which Lessor is willing to grant to Lessee;

       NOW THEREFORE, in Consideration of $10.00 paid by Lessee to Owner receipt of which is hereby acknowledged and the payments, covenants and agreements hereinafter set forth the parties agree as follows:

       GRANT, Lessor hereby grants and leases to Lessee for and in consideration of, and subject to all of the terms provisions and conditions hereinaftg set forth, the exclusive right and privilege to mine, extract, remove and dispose of the all locatable Minerals in, upon or under the Leased Premises, together with the right to use and occupy so much of the surface of the Leased Premises as may be required for all purposes reasonably incident to the mining, extracting, removal and disposal of the locatable Minerals according to the provisions of this Lease.

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

        1.1 "Agreement" means this Mining Lease, including all amendments and modifications thereof, and all schedules and exhibits, which are incorporated herein by this reference.

        1.2  "Area of Interest" means the area described in Part 2 of Exhibit A.

        1.3 "Assets" means the Properties, Products and all other real and personal property, tangible and intangible, held for the benefit of the Lessor hereunder.

        1.4 "Leased Minerals" or "Locatable Minerals" as used herein shall mean all locatable minerals acquired by virtue of the placer or lode mining claims owned by owner.

        1.5 "Development" means all preparation for the removal and recovery of Products, including the construction or installation of a mill or any other improvements to be used for the mining, handling milling, processing or other beneficiation of Products.

        1.6  "Dollars" or  "$"  means  dollars in  the currency  of  the  United
States.

        1.7 "Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of Products.

        1.8  "Effective Date" means the date first written above.

        1.9 "Exploration Period" means the period of time during which Lessee is conducting Exploration Operations pursuant to Article VII. The Exploration Period shall begin on the Effective Date and, unless this Agreement sooner terminates, shall end on the date a processing mill is placed into production with Leased Minerals.

        1.10 "Exploration Rights" mean collectively the following:

             (a) the sole and exclusive right of Lessee and its agents, employees, contractors, subcontractors and workers, to enter upon and occupy the Properties for Exploration purposes during the Exploration Period and to conduct thereon such prospecting, trenching, drilling, sampling, examination, testing development, engineering and feasib'dity studies for kaolin and other or associated clays or metals and all other ores and minerals whatever kind or character as desired by Lessee; and

             (b) the right to do such other things as Lessee, in its sole discretion, deems advisable or necessary to maintain and to fully evaluate the mineral potential of the Properties to determine the feasibility of Development of the Properties, including the right to remove bom the Properties such limited volumes of minerals and materials as are necessary for test and assaying; provided, however, that Lessee shall not have the right during the Exploration Period to mine and remove such minerals and materials for sale.

        1.11 "Mining" means the mining, extracting, producing, handling, milling or other processing of Products.

        1.12 "Operations" means the activities carried out under this Agreement.

        1.13 "Prime Rate" means the interest rate published as the Prime Rate in the "Money Rates" column of The Wall Street Journal, as said rate may change
                                -----------------------
from day to day, or if said column sets forth a range of rates on a single day, the arithmetic mean thereof.

        1.14 "Products" means all ores, minerals and mineral resources produced from the Properties under this Agreement.

        1.15 "Program" means a description in reasonable detail of Operations to be conducted and objectives to be accomplished by the Lessee for a specified period.

        1.16  "Properties"  means those interests in real property  described in
Part 1 of Exhibit A and all other interests in real property within the Area of Interest which are acquired and held subject to this Agreement.

        1.17 "Transfer" means sell, grant, assign, ea~nnher, pledge or otherwise commit or dispose of.

        1.18 "Work Expenditures" means the 'minimum work obligations described in Sections 3.5 and 4.1 below and shall include, for purposes of this Agreement, the value of all time, money or equipment contn]~uted to or used on or in connection with the Properties or the Area of Interest by Lessee in good faith, including but not limited to all consultants' time, all costs of testing and assaying and all other expenses reasonably necessary to evaluate the Properties or the Area of Interest. Work Expenditures shall include (a) geological evaluation, geophysical study, geochemical analysis, rock and soil sampling, geological mapping and similar activities affecting the Properties or the Area of Interest; (b) drilling, trenching, road construction and pad construction (plus associated stand-by time) and other physical work on the Properties or the Area of Interest; (c) environmental, permitting and reclamation ~ (d) title examination and title curative, remonumentation of unpatented mining claims, survey (or re-survey), claim filing fees, taxes, and all other reasonable project maintenance or associated costs on or for the benefit of the Properties or the Area of Interest, including without limitation the maintenance activities described in Sections 3.2 and 4.1 acquisition of property within the Area of interest.

                                   ARTICLE II
                                   ----------

           REPRESENTATIONS AND WARRANTIES; COVENANTS; TITLE TO ASSETS
           ----------------------------------------------------------

        2.1  Capacity  of  Participants.  Lessee and  Lessor,  each  for  itself
             --------------------------
represent and warrant as follows:

             (a) That it is a corporation and individuals respectively duly incorporated and in good standing in its state of incorporation and that it is qualified to do business and is in good standing in those states where necessary in order to carry out the purposes of this Agreement;

             (b) That it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate and other actions required to authorize it to enter into and perform this Agreement have been properly taken;

             (c) That it will not breach any other agreement or arrangement by entering into or performing this Agreement; and

             (d) That this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

        2.2  Representations  and  Warranties.   Lessor   make    the  following
             --------------------------------
representations and warranties effective on the Effective Date:

        The  Leased  Premises.   The "Leased Premises"  shall  mean  all  of the
        ---------------------
Property described in Exhibit "A" attached hereto and made a part hereof, together with all of the ores, minerals and materials thereon and thereunder, and all right, title and all water, water rights, easements and rights of way now and hereafter owned or held by Lessor in, upon or under the said property, or in any way pertaining thereto.

             (a) With respect to those Properties Lessor claimed through the Bureau Of Land Management and those Properties Lessor has enter into a mineral leases with the State of Utah, if any, Lessor are in exclusive possession mining rights of such Properties free and clear of all defects, royalties, liens and encumbrances except those specifically identified in Part I of Exhibit A.

             (b) With respect to those Properties in which Lessor hold an interest under leases or other contracts: (i) Lessor are in exclusive possession of such Properties; (ii) neither Lessor has received any notice of default of any of the terms or provisions of such contracts;
        (iii) Lessor have the authority under such contracts to perform fully their obligations under this ~ (iv) such contracts are valid and are in good standing; and (v) the properties covered thereby are free and clear of all defects, royalties, liens and encumbrances except for those specifically identified in Part I of Exhibit A or in such contracts.

             (c) With respect to unpatented mining claims that are included within the Properties, except as provided in Part 1 of Exhibit A and subject to the paramount title of the United States, the claims are free and clear of defects, royalties, liens and encumbrances except for those specifically identified in Part 1 of Exhibit A and to the best of Lessor's knowledge and belief, (i) the unpatented mining claims were properly laid out and monumented; (ii) all required location and validation work was properly performed; and (iii)
        all assessment work required to hold the unpatented mining claims has been performed in a manner consistent with that required of the Lessee pursuant to Section 4. l(A) of this Agreement through the assessment year ending September I, 1994. With respect to such unpatented mining claims located by or on behalf of Lessor or one of their Affiliates, except as provided in Part 1 of Exhibit A and subject to the paramount title of the United States, all location notices and certificates and all affidavits of assessmem work and other filings required to maintain the claims in good standing have been properly and timely recorded and filed with appropriate governmental agencies, with respect to such unpatented mining claims that were not located by or on behalf of Lessor or one of their Affiliates, Lessor make the representation and warranty contained in the foregoing sentence to the best of their knowledge and belief. Additionally, Lessor have no knowledge of any claims conflicting with the claims described in Part 1 of Exhibit A. Nothing in this Section 2.2(c), however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims described in Part 1 of Exhibit A contains a discovery of minerals.

             Lessor represents to Lessee: (1) that subject to the matters specifically set forth in Exhibit "A," and subject to the matters set forth below with respect to unpatented mining claims, Lessor has the exclusive possession of the Leased Premises and (2) that the Lessor has the full right, power and capacity to enter into this Lease upon the terms set forth herein. Since the Leased Premises, as described in Exhibit "A" includes unpatented mining claims, Owner represents and warrants to Lessee: (1) that Lessor's title is subject to paramount title of the United States of America and to the rights, if any, of surface patentees; (2) that the acts of location performed by Lessor on the unpatented mining claims described in Exhibit "A" have been completed in compliance with the laws of the State of Utah and of the United States of America; and (3) that the Notice Of Intent To Hold has been completed and filed with the Beaver County Recorder and the BLM in Salt Lake City, Utah.

             (d) Lessor have delivered to Lessee all information concerning title to the Properties in Lessor's possession or control, including but not limited to, true and correct copies of all leases or other contracts relating to the Properties of which Lessor has knowledge.

             (e) Except as disclosed in Exhibit A, there are no pending or threatened actions, suits, claims or proceedings with respect to the Properties.

             (f) Except as disclosed in Exhibit A, Lessor is aware of any adverse environmental condition on or affecting the Properties.

             (g) Except as disclosed in Exhibit A, Lessor has any material contractual commitments obligations which relate to or affect the Properties.

Notwithstanding any other provision of this Section 2.2, Lessor makes the representations and warranties contained in this Section to the best of its knowledge and belief, except that with respect to claims arising by, through or under Lessor or any its Affiliates, such representations and warranties (except those contained in Section 2.2(c) identified as being made on knowledge and belief) shall be absolute. The representations and warranties set forth above shall survive the execution and delivery of any documents of Transfer provided under this Agreement.

        2.3  Disclosures.  Each of the Participants represents and warrants that
             -----------
it is unaware of any material facts or circumstances which have not been disclosed in this Agreement, which should be disclosed to the other Participant in order to prevent the representations in this Article II from being materially misleading.

        2.4  Covenants.  Lessee covenant and agree as follows:
             ---------

             (a) At any time, they will give prompt notice Lessor (during the Exploration Period) of any notice of default, lawsuit, proceeding, action or damage of which either Lessee becomes aware and which might affect the Properties either Participant's title to the Properties.

             (b) Notwithstanding any other provision of this Agreement, during the Exploration Period neither of them will Transfer any interest in any property located in the Area of Interest, except as between themselves and then only upon 14-day prior notice to Lessee, nor will either of them conduct, without Lessor's prior written consent, any property acquisition, exploration, claim staking or mining operations within the Area of Interest.

             (c) At any time, they will use their best efforts to assist Lessor (during the Exploration Period) in obtaining necessary permits or approvals, access to the Properties and water rights to the extent required by or for operations hereunder, and to assist Lessee in informing Lessor of legal, title and mining problems which may affect the Properties.

             (d) They will make available to Lessor, its employees and agents, any and all data, maps, other documents or information which either of them may have or may acquire pertaining to the Properties.

        2.5  Record Title and Lessor's Interest
             ----------------------------------
             (a)  Title to the mining claims shall be held by Lessor.

             (b) Lessee will at all times maintain Utah Clay Technology, Inc., in good standing and qualified to own Property under the laws of the State of Utah.

        2.6 Lessee understands and acknowledges hereby that there are current Federal Potassium Leases on some of the same area as the Leased Premises. That the Lessor can only convey the rights that it possesses in relation to placer and lode mining claims being staked over the Federal Potassium Leases, as allowed by the Multiple Minerals Development Act, 30 U.S.C. s 521 (1970), and other State and Federal law.

         Since law hasn't clearly defined exact cutoffs between the two mineral domains (Federal leases and later mining claim locations) and their rights, it behooves both the Lessor and Lessee, or their successors, to make agreements with the Potassium lessee as necessary to prevent entanglements, both as to mineral and other rights.

                                  ARTICLE III
                                  -----------

                             NAME, PURPOSES AND TERM
                             -----------------------

        3.1  General. Lessor and Lessee hereby enter into this Agreement for the
             -------
purposes hereinafter stated and agree that all of their rights and all of the Operations on or in connection with the Properties or the Area of Interest shall be subject to and governed by this Agreement.

        3.2  Name.  The name of this mine shall be The Blawn Wash  Clay.  Lessee
             ----
during the Exploration Period and, thereai~er, shall accomplish any registration required by applicable assumed or fictitious name statutes and similar statutes.

        3.3  Purposes. This Agreement is entered into for the following purposes
             --------
and for no others, and shall serve as the exclusive means by which the Participants, or either of them, accomplish such purposes:

             (a)  to conduct Exploration within the Area Interest,

             (b)  to acquire additional Properties within the Area of Interest,

             (c)  to evaluate the possible Development of the Properties,

             (d)  to  engage  in  Development  and  Mining  Operations  on   the
        Properties,

             (e)  to engage in marketing Products, and

             (f)  to  perform any  other  activity  necessary  appropriate,   or
        incidental to any of the foregoing.

        3.4  Limitation.  Unless  the  Participants  otherwise agree in writing,
             ----------
the  development  and operations  shall be limited to the purposes  described in
Section 3.3, and nothing in this Agreement shall be construed to enlarge such purposes.

        3.5  Term. The primary term of this Lease shall be for a period of three
             ----
(3) years from the date hereof and for so long thereai~er as Leased Minerals are produced in commercial quantities at more than 500 tons/month from the lands described in Exhibit A by the Lessee, their partners, successors or assigns, for at least ten months of each year after the initial three (3) year term has expired, subject to extension or termination as hereinafter provided.

        3.6 This Lease and the terms and conditions of this Lease agreement issued by the Lessor are made with the Lessee herein on condition that Lessee and any lawful successor in interest to Lessee shall perform all covenants and terms and conditions herein set forth to be performed by Lessee or its lawful assigns including payment of royalties as herein provided. Lessor may issue written notice of termination and cancellation of this Lease, and forfeiture, subject to paragraph 9.1: declaring that the Leased Premises and each and every part thereof have thereby reverted to the Lessor, including any and all fixtures and improvements required to be left with the property upon expiration, termination, or cancellation of this Lease.

        3.7 Lessee may terminate this Lease at any time by giving Lessors at least ninety (90) days prior written notice, together with a check in fidl settlement of any royalties that are due and unpaid; upon giving such notice of termination, Lessee shall be released of all its obligations except those obligations which have theretofore accrued. Within Thirty (30) days after date of termination, Lessee shall execute and record a release and quitclaim deed releasing all of Lessee's right, title and interest in and to the Leased Premises.

        3.8 Upon the effective date of termination by Lessee, Lessor shall be entitled to retain all funds paid to it by Lessee pursuant to this Lease.

        3.9 Within sixty (60) days after termination from this Lease, Lessee or its successor or assign will provide Lessor with a copy of all data prepared, collected, and interpreted by or for it (including maps, drill data, assays, analyses, geological surveys, topographic surveys, market studies, flow sheets, processing studies, and all other data) pertaining to the Leased Premises and the Leased Minerals. Lessee will provide readable copies of all new factual geologic data and reports by February 15th of each year.

                                   ARTICLE IV
                                   ----------

                                  CONSIDERATION
                                  -------------

        4.1 The Lessee in consideration of the granting of the rights and privileges granted herein hereby covenants and agrees as follows:

               A). Annual Labor:
                   ------------

        (1) To perform upon or for the benefit of the Leased Premises the annual assessment work as set forth under the laws of the United States and the State of Utah, and to prepare timely proof of the performance of such labor and to record and file the same as required by law, and to furnish Lessor with a copy thereof Should this Lease be terminated as herein provided and the effective date of such termination shall be ninety (90) days, or less, prior to the end of the then current assessment year, Lessee shall nevertheless be required to perform upon or for the benefit of the Leased Premises the annual labor for such assessment year and shall prepare timely proof thereof, record the same, and furnish Lessor with a copy of such proof as hereinafter provided. In the performance of annual labor upon or for the benefit of the Leased Premises, Lessee shall be entitled to perform such work upon any of the claims or upon any of the groups of claims comprising the Leased Premises or upon other claims lying outside the Leased Premises so long as such work shall qualify for the purpose of the development of the Leased Premises as a contiguous group pursuant to the requirements of law relating to group work on mining claims except as herein provided.

        (2) Assessment work will be completed by July 15 of each year starting with the 1994 Assessment Year, or Lessor may do the work and charge reasonable costs time and expenses to Lessee. Lessee will furnish to Lessor a copy of the proof-of-labor with the County and the BLM time-stamp on it, no later than September 15th of each year.

         B). RESERVED ROYALTY:

        (1) To pay lessor a three percent (3%) royalty on all ores, minerals or products (herein called "Production") mined and removed from the Leased Premises. Said royalty shall be calculated based upon the gross value of the Production. In the event Production is removed from the Leased Premises and stockpiled, royalty shall be payable six(6) months after removal and the gross value shall be deemed the highest value received for comparable material sold from the Leased Premises or from the nearest mine or property to the Leased Premises.

        (2) Production royalty shall be paid within thirty (30) days after receipt of payment for each shipment or when otherwise due, and each payment shall be accompanied by a statement showing the date(s) of shipment(s), quantity and value of each shipmer~, to whom sold and the gross value received, and any cost deductions. Production royalty payments not made when due shall bear interest at the rate of I 1/2% per calendar month or fraction thereof until paid in full.

        (3) Method of Production royalty payments shall be in U.S. dollars payable by cash or valid check drawn on available funds, and shall be deemed made when deposited at Lessor's single depository at:

               FIRST UTAH BANK
               3826 South 2300 East
               Salt Lake City,  Utah 84109
               phone (801) 272-9454

Lessor may change its single depository at any time by giving written notice to Lessee.

                                   ARTICLE V
                                   ---------

                         APPOINTMENT OF AGENT BY LESSOR
                         ------------------------------

        5.1 Lessor hereby appoints Daniel H. Engh as their agent and attorney-in-fact for the purpose of representing the claim owners as a group, and authorize him to take all necessary or desirable actions on behalf of Lessor. This appointment shall be without limitation and remain in force until said agent resigns or is replaced by a newly appointed agent for the entire group of owners.

                                   ARTICLE VI
                                   ----------

                                PERIODIC REPORTS
                                ----------------

        6.1 Lessee agrees to make semi-annual written reports to lessor (on or before January 1 and July 1 each year) detailing the exploration, development and mining work done upon the leased premises, the dates, quantity and value of ores, minerals or products shipped from the Leased Premises, the identity of the buyer(s) thereof or the place where such ores, minerals or products are stockpiled, the plans for the Leased Premises during the next six (6) month period, and other activities conducted or planned for the Leased Premises, also, Lessee will provide Lessor with a copy of all data prepared, collected, and interpreted by or for it (including maps, drill data, assays, analyses, geological surveys, topographic surveys, market studies, flow sheets, processing studies, and all other data) pertaining to the Leased Premises and the Leased Minerals. Lessee will provide readable copies of aH new factual geologic data and reports by January I and July 1 of each year.

        6.2 Lessee shall audit all operations upon the Leased Premises at least annually, and furnish to Lessor a copy of such audit within thirty (30) days after completion.


                                  ARTICLE VII
                                  -----------

                        RIGHTS AND OBLIGATIONS OF LESSEE
                        --------------------------------

        7.1 The Lessee will forthwith have and is hereby granted by Lessor the right and privilege from the date hereof and so long thereafter as this Lease remains in force and effect of entering into and upon the Leased Premises and the right to drill and excavate thereon and therein holes, pits, tunnels, shafts, and other such excavations and to conduct therein and elsewhere such surveys, exploration, investigations, sampling, milling, screening and other work similar as well as dissimilar as Lessee in its sole judgment and discretion may wish to know relating to any and all facts relative to the geology of the Leased Premises, including but not limited to the geology of the Leased Minerals and the mining, milling, beneficiating, and marketing thereof, together with the right to drain water and materials and to pile overburden at places most convenient to Lessee, and the right to dig or bore wells and use any water in or upon said lands and the right to construct and place Upon said lands any and ali buildings, dams, drains, machinery, roads, railroads, pipe and power lines and other improvements that may be convenient for said purposes, all of which improvements will become the full and complete property of the Lessor upon termination or assignment of Lease back to Lessor, and Lessee will be under no further obligation or liability with respect thereto except for reclamation and except as provided in paragraph 7.5 below. Lessee will have the paramount possession and control of the Leased Premises with regard to the Leased Mineral rights obtained herein during and throughout the life of this Lease and shall be entitled to conduct therein and thereon all mining, milling and beneficiation uses and purposes reasonably incident thereto as it shall deem satisfactory and advantageous so far as Lessee tries not to interfere with the rights of the Federal potassium leases. All work shall be conducted by Lessee as Lessee in its sole judgment and discretion deems best and in a good and minerlike fashion. Stockpiles and tailings covered by Lease, remain the property of the Lessor upon surrender of Lease. Mining timbers in place shall remain affixed as part of the Leased Premises unless released in writing to Lessee.

        7.2 Lessor or his agents duly authorized in writing will have at ail reasonable times and at his own risk access to all parts of Leased Premises and associated premises for the purposes of reasonable inspection of operations, record keeping, and accounts to the end that Lessor might verify that the specified royalty payments are being made properly and that operations are being conducted in a minerlike fashion. Lessee will keep records in a businesslike manner.

        7.3 Any and all future leases, transfers, encumbrances or conveyances of interests in the Leased Premises not covered by this Lease shall be subordinate to and subject to the fights of Lessee, his successors, assigns of sublessees, so long as this Lease is in force and effect.

        7.4 Lessee shall pay all expenses incurred by it and shall permit no liens to attach to Leased Premises on account of any debt for materials or services furnished for the benefit of the Leased Premises while this Lease is in effect.

        7.5 Lessee will indemnify and forever hold harmless and defend Lessor from any demand, claim, suit, judgment or liability resulting fi.om the exploratory or development activities of Lessee conducted pursuant to this agreement. Upon request of Lessor, Lessee will furnish evidence of sufficient workmen's compensation, liability and other insurance to cover anticipated risks, or evidence that it is adequately self-insured for such contingencies.

        7.6 Lessee agrees that Leased Minerals from the Leased Premises shall not be mixed or co-mingled with minerals, ore, substances or materials from other properties or lands except as agreed by Lessor.

                                  ARTICLE VIII
                                  ------------

                                PATENT OF CLAIMS
                                ----------------

        8.1 Upon request of Lessee at any time during the term of this Lease, the Lessor agrees to undertake to obtain patent to any of the mining claims designated by Lessee. Lessee, at its own expense, shall prepare all documents, compile all data and comply in all respects with all applicable laws in this endeavor, and Lessor shall execute all documents required for this purpose and shall cooperate fully with Lessee in the patent application and proceedings.

        8.2 The rights of Lessor and Lessee under this Lease will extend to any and ali amended, relocated, or patented claims referred to in Exhibit A. Lessor and Lessee agree that all amendments, relocations, or staking new claims in the claimed area, of the claims referred to in Exhibit A, will be made in the name of Lessor. Some claims need amending and it is known hereby to the Lessee. Any valid mining claims staked by Lessor, or his agents, within the Leased Premises shall fail under and be a part of this Lease.

                                   ARTICLE IX
                                   ----------

                            DEFAULT AND FORCE MAJEURE
                            -------------------------

        9.1 If Lessee will be in default in performing any obligations (except the timely payment of royalties), Lessee shall lose no rights unless, within sixty (60) days following written notice from Lessor, given at the address herein specified, specifying such failure or breach, Lessee shall fail to make such payment or undertake to cure such default by commencement and follow through of appropriate performance, within a reasonable amount of time. Upon such failure, Lessor may terminate this Lease.

        9.2  If Lessee  shall  be  prevented  or  delayed  from  performing  its obligations (degree)r performing any work which it desires to perform or is performing by reason of act of nature, strike or threat of strike, fire, flood, war, mob violence, court order, unavoidable casualties, or any other enumeration, beyond the control of Lessee which cannot be overcome by the means normally employed in performance and at comparable and reasonable expense, then the duration of this Lease shall be extended for a period equal to the period of Force Majeure and any failure to perform obligations shall not be deemed a breach of this Lease. Lessee agrees to use reasonable diligence to remove such causes of disability as may occur from time to time. This paragraph shall not excuse payment or delay payment of royalties.

                                   ARTICLE X
                                   ---------

                                 LEASE PREMISES
                                 --------------

        10.1 The parties hereto agree that during the term of this Lease, in the event title to any of the Leased Premises is contested by any person or persons, corporation or corporations, or governmental agencies, Lessee will, at its own election and expense, defend the title to any of the Leased Premises before any court of competent jurisdiction or any administrative body. Lessee will defend any actions for damages relating to exploration, development, or mining activities by Lessee on Leased Premises.

        10.2 Lessor, upon execution of this Lease, shall furnish Lessee with copies of all property maps possessed by Lessor on the Leased Premises and adjacent lands.

                                   ARTICLE XI
                                   ----------

                                TAXES AND DUTIES
                                ----------------

        11.1 Lessee agrees to pay (i) all taxes hereat~er levied and assessed upon all machinery and improvements placed by Lessee upon the LeaSed Premises,
(ii) taxes herea~er levied upon the Leased Premises, including taxes assessed by reason of net annual proceeds, and (iii) occupation or severance taxes imposed upon the mining or production of Leased Minerals from the Leased Premises or any other taxes, assessments or charges resulting from Lessee activities on Leased Premises.

        11.2 Lessor agrees to promptly transmit to Lessee any notices pertaining to taxes, assessments and charges which Lessor may receive.

        11.3 Lessee, in all operations under this Lease, will comply with all applicable State and Federal laws, including the social laws relative to employment, safety, workmen's compensation insurance, social security, unemployment tax and tax withholding. Lessee shall hold Lessor harmless from chims of damage to persons or property arising from Lessee's operations under this Lease. Lessee will comply with hazardous waste, air and water quality requirements.

        11.4 Lessee will do all reclamation work required by the Bureau of Land Management, the State of Utah or Beaver County in a timely manner.

                                  ARTICLE XII
                                  -----------

                             ASSIGNMENT AND TRANSFER
                             -----------------------

        12.1 Lessee will not convey, assign or transfer its interest in this lease or any part of this Lease without the prior notification and consent in writing of the Lessor. The assignee party will, as a condition of consent to the transfer, agree to be bound by and subject to the terms of this Lease. Any assignee party will provided a photocopy of the executed copy of assignment and is delivered to the other party. Overriding royalty assignments will not become effective, even if otherwise valid without the consent in writing of the Lessor. Lessee, its successor and assigns, may not assign or convey royalty, overriding royalty, production payment or like interest in the Leased Premises without Lessor's prior written consent.

                                  ARTICLE XIII
                                  ------------

                                  MISCELLANEOUS
                                  -------------

        13.1 This agreement shall be governed by the laws of the State of Utah.

        13.2 Title headings are for convenience only and shall not be deemed a part of this Lease.

        13.3 This Lease and Its Exhibit contain the entire agreement between the parties and supersedes entirely any prior understandings whether oral or written.

        13.4 If any provisions of this Lease is or becomes void or unenforceable by Force of Law, the other provisions shall remain valid and enforceable.

        13.5 Lessor's and Lessee's proper address shall be the following, which either may change by giving written notice to the other.

        Daniel H. Engh
        2340 East Germania Circle
        Sandy, Utah 84093

        Utah Clay Technology, Inc. 3985 South 2000 East
        Salt Lake City, Utah 8124

        13.6 The failure to enforce at any time any provisions of this Lease, shall in no way be construed to be a waiver of such provisions, or to affect validity of the Lease.

        13.7 This Lease shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties.

        13.8 A Memorandum of this Lease may be filed by either party.

        13.9 Lessee will diligently explore and conduct operations on or near Leased Premises throughout the term of this Lease in a manner reasonably calculated to advance the production of minerals from Leased Premises.

                                   ARTICLE XIV
                                   -----------

                            EXPLORATION REQUIREMENTS
                            ------------------------

        14.1 Lessor agrees to Utah Clay Technology, Inc. as the party that will be the operator's of the exploration, and mining of the lode and placer claims referred to in Exhibit A. Lessee agrees that it can not transfer or assign ail or part of being the operator of the exploration, and mining to any other party.

        IN WITNESS WHEREOF, this Lease has been executed and delivered by Lessor to Lessee as of the day and year first above written.



/s/Daniel H. Engh
-------------------------------
Daniel H. Engh
Lessor



/s/Connie L. Engh
-------------------------------
Connie L. Engh
Lessor



/s/Dennis S. Engh
-------------------------------
Dennis S. Engh
Lessor

/s/Judy A. Engh
-------------------------------
Judy A. Engh
Lessor



/s/Darin Engh
-------------------------------
Darin Engh
Lessor



/s/Holly Engh Kingdon
-------------------------------
Holly Engh (a.k.a. Holly Kingdon
Lessor




UTAH CLAY TECHNOLOGY, INC.



BY:/s/Dennis S. Engh
   ----------------------------
   President
   Lessee


State of Utah
                               S.S.
County of Salt Lake

On this 22nd day of October, 1996, personally appeared before me.


Daniel H. Engh, Connie L. Engh, Dennis S. Engh, Judy A. Engh, Darin Engh,  Holly
--------------------------------------------------------------------------------
Engh  (a.k.a. Holly Kingdon).    Dennis S. Engh,  having authority  to  sign  as
----------------------------
President of Utah Clay Technology, Inc. and by authority of the board of Directors, who acknowledged to me that they executed the foregoing document.




------------------------------               RESIDING AT:
                                                         -----------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------

                                   EXHIBIT A
                                   ---------

               To Mining Lease Agreement dated as of March 1st, 1994, by and among Daniel H. Engh, Connie L. Engh, Dennis S. Engh, Judy A. Engh, Darin Engh, Holly Engh (a.k.a. Holly Kingdon) and Utah Clay Technology, Inc.

PART 1
------

        With respect to the Properties, Daniel H. Engh and Dennis S. Engh are in control and ownership of Engh Family placer claims described below:

        The Following Property consists of Placer Claims plus, all other claims located in Townships 29 South Range 13 & 14 West Salt Lake Medrian, Beaver County, Utah which Owner has claim to in this area.



  NAME          TYPE OF
 OF CLAIM       CLAIM       FILING DATE          BOOK & PAGE         UMC NUMBER
 --------       -------     -----------          -----------         ----------
  BLUE #201    (PLACER)     07/22/88             238 374             313316
  BLUE #202    (PLACER)     07/22/88             238 375             313317
  BLUE F203    (PLACER)     07/22/88             238 376             313318
  BLUE F204    (PLACER)     07/22/88             238 377             313319
  BLUE #205    (PLACER)     07/22/88             238 378             313320
  BLUE #206    (PLACER)     07/22/88             238 379             313321
  BLUE F207    (PLACER)     07/22/88             238 380             313322
  BLUE F208    (PLACER)     07/22/88             238 381             313323
  BLUE #209    (PLACER)     07/22/88             238 382             313324
  BLUE #210    (PLACER)     07/22/88             238 383             313325
  BLUE//211    (PLACER)     07/22/88             238 384             313326
  BLUE #212    (PLACER)     07/22/88             238 385             313327
  BLUE//213    (PLACER)     07/22/88             238 386             313328
  BLUE F214    (PLACER)     07/22/88             238 387             313329
  BLUE #215    (PLACER)     07/22/88             238 388             313330

  BLUE #216    (PLACER)     07/22/88             238 389             313331
  BLUE #217    (PLACER)     07/22/88             238 390             313332
  BLUE #218    (PLACER)     07/22/88             238 391             313333
  BLUE//219    (PLACER)     07/22/88             238 392             313334
  BLUE #220    (PLACER)     07/22/88             238 393             313335

        The above claims are Located and Recorded in Beaver County, Utah.

This mininG lease contains a Reserved Royalty of 3% on all ores, minerals or Products (called "Production") mined and removed from the leased Premises. Said Royalty shall be calculated based upon the gross value of the production. Additionally, the below Julie White lode or placer claims have a minimum royalty of $5,000.00 and or a production royalty of $2.50/ton which is adjusted by the Consumer Prices Index for all Urban Consumers for U.S. City average as published by the U.S. Department of Labor Bureau of Labor Statistics.

With respect to the Properties, Daniel H. Engh and Dennis S. Engh have a mining lease Dated November 9th 1992 by and between Don W. Fullmer (Lessor) and Daniel
H. Engh, Dennis S. Engh (Lessee). All terms and conditions of the November 9, 1992 mining lease will be a part of this minin~ lease. Said claims of this mining lease are described below:

        The Property consists of Lode Claims and Placer claims Plus, all other claims located in Townships 29 South Range 13 West and Township 29 South 14 West Salt Lake Medrian, Beaver County, Utah which Owner has claim to in this area.

CLAIM NAME          DESCRIPTION                                     UMC NUMBER
--------------      -----------------------------------             ----------

Julie White #1      NW 1/4 SEC. 9, TWNS. 29 SO. R-13.  (PLACER)       303016
Julie White #2      SW 1/4 SEC. 9, TWNS. 29 SO. R-13.  (PLACER)       303017
Julie White #3      NE 1/4 SEC. 8, TWIGS. 29 SO. R-13. (PLACER)       303018
Julie White #4      SE 1/4 SEC. 8, TWIGS. 29 SO. R-13. (PLACER)       303019
Julie White #5      NW 1/4 SEC. 8, TWNS. 29 SO. R-13.  (PLACER)       303020
Julie White #6      NE 1/4 SEC. 7, TWNS. 29 SO. R-13.  (PLACER)       303021
Julie White #7      NW 1/4 SEC. 7, TWNS. 29 SO. R-13.  (PLACER)       303022
Julie White #8      NE 1/4 SEC. 12,TWNS. 29 SO. R-14.  (PLACER)       303023
Julie White #9      SE 1/4 SEC. 1, TWNS. 29 SO. R-14.  (PLACER)       303024

                                 (LODES CLAIMS)
                                ------------------

Julie White #11     NE 1/4 SEC. 7 & NW ~ SEC. 8,TWNS. 29 SO. R-13 W   302980
Julie White #12     NE 1/4 SEC. 7 & NW ~ SEC. 8,TWNS. 29 SO. R-13 W   302981
Jutie White #13     NW 1/4 SEC. 8, TWNS. 29 SO    R-13 W.             302982
Julie White #14     NW 1/4 & NE 1/4 SEC. 8, TWNS    29 SO. R-13 W.    302983
Julie White #15     NW 1/4 SEC. 8. TWNS. 29 SO    R-13 W.             302984
Julie White #16     NW 1/4 & NE 1/4 SEC. 8, TWNS    29 SO. R-13 W.    302985
Julie White #17     NE 1/4 SEC. 8, TWNS. 29 SO    R-13 W.             302986
Julie White #18     NE 1/4 SEC. 8, TWNS. 29 SO    R-13 W.             302987
Julie White #19     NE 1/4 SEC. 8, TWNS. 29 SO    R-13 W.             302988
Julie White #20     NE & NW 1/4 SEC. 8, TWNS. 29 SO. R-13 W.          302989
Julie White #21     NE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.               302990
Julie White #22     NE & SE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.          302991

        Situated in Township 29 South, Range 13 West, Township 29 South, Range 14, Salt Lake Meridian, Beaver County, Utah.

                              Dated March 1st, 1994

PART 2
------

                                Area of Interest

        ALl lands within the following described Areas of Interest including:

          T29S, R13W         Sections 2-6, 7-11, 14-18
          T29S, R14W         Sections 1-2, 11-14

          T28S, R12W         Section 31
          T28S, R13W         Sections 35, 36
          T29S, R12W         Sections 5-7, 18
          T29S, R13W         Sections 1-13
          T29S, R14W         Sections 1, 12, 13

        and any lands in Township 29 South 13 West, Township 29 South 14 West to define the boundary of Area of interest.

                               AMENDMENT AGREEMENT

           THIS AMENDMENT AGREEMENT made and entered into this 9th, day of November, 1992, to the EXPLORATION FOR MINING AND MINERAL DEVELOPMENT LEASE,
                         -------------------------------------------------------
WITH OPTION TO PURCHASE PLACER AND LODE MINING CLAIMS,  dated July 14, 1989, and
-----------------------------------------------------
the AMENDMENT AGREEMENT,  dated January 20, 1992, by and between DON W. FULLMER,
    -------------------
whose address is 800 NORTH MAIN, FILMORE, UTAH 84631, herein referred to as "Lessor" or "Owner" and DANIEL H. ENGH, DENNIS S. ENGH whose address is 2340 EAST GERMANIA CIRCLE, SANDY, UTAH 84093-1174, hereinafter referred to as "Lessee"

                                   WITNESSETH:

          WHEREAS, Lessee wishes to change the above mentioned agreements, and Owner wishes to change the same agreements, here by agree to amend the above mentioned agreements,

          WHEREAS, the owner is the sole owner, or the agent for the association which is the sole owner of the unpatented mining claims listed in Exhibit "A" of this agreement, hereinafter referred to as the "Leased Property", and

          WHEREAS,  Lessee  desires  to lease  the  Leased  Property,  Owner and
Lessee  hereby  agree  to  the  following   (hereinafter   referred  to  as  the
"Agreement"):

     WHEREAS, Lessor is owner of certain properties and property rights situated in Beaver County, State of Utah, and more particularly described in the attached Exhibit "A", incorporated by reference, and hereinafter referred to as the "Leased Premises"; and

AMENDMENT AGREEMENT
-------------------
November 09 , 1992
Page 2 of 20


     WHEREAS, Lessee desires to lease certain rights in and to the Leased Premises which Lessor is willing to grant to Lessee;

          NOW THEREFORE, in consideration of $100.00 paid by Lessee to Lessors receipt of which is hereby acknowledged and the payments, covenants and agreements hereinafter set forth the parties agree as follows:

1.   The Leased Premises.
     -------------------

          The "Leased Premises" shall mean all of the property described in Exhibit "A" attached hereto and made a part hereof, together with all of the ores, minerals and materials thereon and thereunder, and all right, title and all water, water rights, easements and rights of way now and hereafter owned or held by Owner in, upon or under the said property, or in any way pertaining thereto.

2.      Warranties and Representations
        ------------------------------

          Owner represents to Lessee: (1) that subject to the matters specifically set forth in Exhibit "A," and subject to the matters set forth below with respect to unpatented mining claims, Owner has the exclusive possession of the mining claims and (2) that the Owner has the full right, power and capacity to enter into this Lease upon the terms set forth herein. Since the Leased Premises, as described in Exhibit "A" includes unpatented mining claims, Owner represents and warrants to Lessee: (1) that Owner's title is subject to paramount title of the United States of America and to the rights, if any, of surface patentees; (2) that the acts of location performed by Owner on the unpatented mining claims described in Exhibit "A" have been completed in compliance with the

AMENDMENT AGREEMENT
-------------------
November 09 , 1992
Page 3 of 20

laws of the State of Utah and of the United States of America; and (3) that the Notice Of Intent To Hold has been completed and filed with the Beaver County Recorder and the BLM in Salt Lake City, Utah. (4) Lessee represents to owner:
(A) that Lessee has made a preliminary search of the Bureau of Land Management records with regard to the leased premises and (B) That Lessee is aware of some conflicting claims within the boundaries of the leased premises and (C) That Lessee intends to do additional title research and to take such actions as are necessary to perfect title in the Lessors favor, insofar as possible and (D) That Lessee will refrain from or abandon all attempts to obtain title to the Leased Premises except as provided by this by this lease, without first obtaining owners written consent.

I.        GRANT

          1.1 Lessor hereby grants and leases to Lessee for and in consideration of, and subject to all of the terms provisions and conditions hereinafter set forth, the exclusive right and privilege to mine, extract, remove and dispose of the all locatable Minerals in, upon or under the Leased Premises, together with the right to use and occupy so much of the surface of the Leased Premises as may be required for all purposes reasonably incident to the mining, extracting, removal and disposal of the locatable Minerals according to the provisions of this Lease.

II.       LEASED MINERALS

          2.1 "Leased Minerals" or "Locatable Minerals" as used herein shall mean all locatable minerals acquired by virtue of

AMENDMENT AGREEMENT
-------------------
November 09 , 1992
Page 4 of 20


the placer or lode mining claims owned by owner.

          2.2 Lessee understands and acknowledges hereby that there are current Federal Potassium Leases on some of the same area as the Leased Premises. That the Lessor can only convey the rights that it possesses in relation to placer and 1ode mining claims being staked over the Federal Potassium Leases, as allowed by the Multiple Minerals Development Act, 30 U.S.C. s 521 (1970), and other State and Federal law.

III.      TERM

          3.1 The primary term of this Lease shall be for a period of five (5) years from the date hereof and for so long thereafter as Leased Minerals are produced in commercial quantities at more than 500 tons/month from the lands described in Exhibit A by the Lessee, their partners, successors or assigns, for at least ten months of each year' after the first year term has expired, subject to extension or termination as hereinafter provided.

          3.2 This Lease and the terms and conditions of this Lease agreement issued by the Lessor are made with the Lessee herein on condition that Lessee and any lawful successor in interest to Lessee shall perform all covenants and terms and conditions herein set forth to be performed by Lessee or its lawful assigns including payment of royalties as herein provided. Lessor may issue written notice of termination and cancellation of this Lease, and forfeiture, subject to paragraph 9.1: declaring that the Leased Premises and each and every part thereof have thereby reverted to the Lessor, including any and all fixtures and improvements required to be left with the property upon expiration,

AMENDMENT AGREEMENT
-------------------
November 09 , 1992
Page 5 of 20


termination, or cancellation of this Lease.

          3.3 Lessee may terminate this Lease at any time by giving Lessors at least ninety (90) days prior written notice, together with a check in full settlement of any royalties that are due and unpaid; upon giving such notice of termination, Lessee shall be released of all its obligations except those obligations which have theretofore accrued. Within Thirty (30) days after date of termination, Lessee shall execute and record a release and quitclaim deed releasing all of Lessee's right, title and interest in and to the Leased Premises.

          3.4 Upon the effective date of termination by Lessee, Lessor shall be entitled to retain all funds paid to it by Lessee pursuant to this Lease.

          3.5 Within sixty (60) days after termination from this Lease, Lessee or its successor or assign will provide Lessor with a copy of all data prepared, collected, and interpreted by or for it (including maps, drill data, assays, analyses, geological surveys, topographic surveys, and other data pertaining to the Leased Premises and the Leased Minerals. Lessee will provide readable copies of all new factual geologic data and reports by February 15th of each year.

IV.       CONSIDERATION

          4.1 The Lessee in consideration of the granting of the rights and privileges granted herein hereby covenants and agrees as follows:

AMENDMENT AGREEMENT
-------------------
November 09 , 1992
Page 6 of 20


          (1) $5,000.00 due June 15, 1993 and $5,000.00 annual minimum royalty beginning on the first anniversary of this lease and thereafter minimum
$5,000.00 each anniversary until Lessee terminates its rights. The minimum royalty of $5,000 00, will be adjusted by the Consumer Prices Index for All Urban Consumers for U.S. City Average as published by the U.S. Department of Labor, Bureau of Labor Statistics who is created pursuants toSec. 5(a) of Public Law 304, 79th Congress. The average at the end of December 1992 will be the base year and any changes in the Consumer Prices Index for All Urban Consumers U.S. City Average for the following year ended December will determine the percent change in the $5,000.00 for the following year. Each year becomes the new base year to measure change from.

          (2)  Production  Royalty:   A production  royalty on  Leased  Minerals
which shall be Two Dollars and 50 Cents per ton ($2.50/ton) of ore removed from or mined and processed upon the Leased Property.

          (3) The production royalty of $2.50/ton stated in IV (2), will be adjusted by the Consumer Prices Index for All Urban Consumers for U.S. City Average as published by the U.S. Department of Labor, Bureau of Labor Statistics who is created pursuant to Sec. 5(a) of Public Law 304, 79th Congress. The average at the end of December 1992 will be the base year and any change in the Consumer Prices Index for All Urban Consumers for U.S. City Average for the following year ended December will determine the percent change in the $2.50/ton for the following year. Each year becomes the new base year to measure change from.


               A).  Annual Labor:
                    ------------

                   (l)  To perform upon the Leased Premises the annual

AMENDMENT AGREEMENT
-------------------
November 09 , 1992
Page 7 of 20


assessment work as set forth under the laws of the United States and the State of Utah, and to prepare timely proof of the performance of such labor and to record and file the same as required by law, and to furnish Lessor with a copy thereof. Should this Lease be terminated as herein provided and the effective date of such termination shall be ninety (90) days, or less, prior to the end of the then current assessment year, Lessee shall nevertheless be required to perform upon of the Leased Premises the annual labor for such assessment year and shall prepare timely proof thereof, record the same, and furnish Lessor with a copy of such proof as hereinafter provided. In the performance of annual labor upon or for the benefit of the Leased Premises, Lessee shall be entitled to perform such work upon any of the claims or upon any of the groups of claims comprising the Leased Premises so long as such work shall qualify for the purpose of the development of the Leased Premises as a contiguous group pursuant to the requirements of law relating to group work on mining claims except as herein provided.

                   (2) Assessment work will be completed by July 15 of each year starting with the 1993 Assessment Year, or Lessor may do the work and charge reasonable costs time and expenses to Lessee. Lessee will furnish to Lessor a copy of the proof-of-labor with the County, no later than September 15th of each year.

               B). PRODUCTION ROYALTY PAYMENTS:
                   ---------------------------

                   (1) Production royalty shall be paid within thirty (30) days after receipt of payment for each shipment or when otherwise due, and each payment shall be accompanied by a statement

AMENDMENT AGREEMENT
-------------------
November 09 , 1992
Page 8 of 20


showing the date(s) of shipment(s), quantity and value of each shipment, to whom sold and the gross value received, and any cost deductions.

                   (2) Method of Production royalty payments shall be in U.S. dollars payable by cash or valid check drawn on available funds, and shall be deemed made when deposited at LeSsor's single depository at:


                             Paradise Management Co.
                             P.O. Box 368
                             Filmore, Utah 84631
                             Phone (801) 743-5848

Lessor may change its single depository at any time by giving written notice to Lessee.

V.        PERIODIC REPORTS

          5.1 Lessee agrees to make semi-annual written reports to lessor (on or before January 1 and July 1 each year) detailing th exploration, development and mining work done upon the leased premises, quantity of ores, minerals or products shipped from the Leased Premises, the identity of the buyer(s) thereof or the place where such ores, minerals or products are stockpiled, the plans for the Leased Premises during the next six (6) month period, and other activities conducted or planned for the Leased Premises.

          5.2 Lessee shall audit all operations upon the Leased Premises at least annually, and furnish to Lessor a copy of such audit within thirty (30) days after completion.

AMENDMENT AGREEMENT
-------------------
November 09 , 1992
Page 9 of 20

VI.       RIGHTS AND OBLIGATIONS OF LESSEE

          6.1 The Lessee will forthwith have and is hereby granted by Lessor the right and privilege from the date hereof and so long thereafter as this Lease remains in force and effect of entering into and upon the Leased Premises and the right to drill and excavate thereon and therein holes, pits, tunnels, shafts, and other such excavations and to conduct therein and elsewhere such surveys, exploration, investigations, sampling, milling, screenifig and other work similar as well as dissimilar as Lessee in its sole judgment and discretion may wish to know relating to any and all facts relative to the geology of the Leased Premises, including but not limited to the geology of the Leased Minerals and the mining, milling, beneficiating, and marketing thereof, together with the right to drain water and materials and to pile overburden at places most convenient to Lessee, and the right to dig or bore wells and use any water in or upon said lands and the right to construct and~ place upon said lands any and all buildings, dams, drains, machinery, roads, railroads, pipe and power lines and other improvements that may be convenient for said purposes, all of which improvements will become the full and complete property of the Lessor upon termination or assignment of Lease back to Lessor, and Lessee will be under no further obligation or liability with respect thereto except for reclamation and except as provided in paragraph 6.7 below. Lessee will have the paramount possession and control of the Leased Premises with regard to the Leased Mineral rights obtained herein during and throughout the life of this Lease and shall be entitled to conduct therein and thereon all mining, milling and beneficiation uses and purposes reasonably incident thereto as it shall deem satisfactory and advantageous so far as Lessee tries not to interfere with the rights of the Federal potassium leases. All work shall be conducted by Lessee as Lessee in its sole judgment and discretion deems best and in a good and

AMENDMENT AGREEMENT
-------------------
November 09 , 1992
Page 10 of 20

minerlike fashion. Stockpiles and tailings covered by Lease, remain the property of the Lessor upon surrender of Lease. Mining timbers in place shall remain affixed as part of the Leased Premises unless released in writing to Lessee.

          6.2 Lessor or his agents duly authorized in writing will have at all reasonable times and at his own risk access to all parts of Leased Premises and associated premises for the purposes of reasonable inspection of operations, record keeping, and accounts to the end that Lessor might verify that the specified royalty payments are being made properly and that operations are being conducted in a minerlike fashion. Lessee will keep records in a businesslike manner.

          6.3 Any and all future leases, transfers, encumbrances or conveyances of interests in the Leased Premises not covered by this Lease shall be subordinate to and subject to the rights of Lessee, his successors, assigns of sublessees, so long as this Lease is in force and effect.

          6.4 Lessee shall pay all expenses incurred by it and shall permit no liens to attach to Leased Premises on account of any debt for materials or services furnished for the benefit of the Leased Premises while this Lease is in effect.

          6.5 Lessee will indemnify and forever hold harmless and defend Lessor from any demand, claim, suit, judgment or liability resulting from the exploratory or development activities of Lessee conducted pursuant to this agreement. Upon request of Lessor, Lessee will furnish evidence of sufficient workmen's compensation, liability and other insurance to cover anticipated risks, or evidence that it is adequately self-insured for such contingencies.

AMENDMENT AGREEMENT
-------------------
November 09, 1992
Page 11 of 20


          6.6 Lessee agrees that Leased Minerals from the Leased Premises shall not be mixed or co-mingled with minerals, ore, substances or materials from other properties or lands except as agreed by Lessor.

          6.7 In the event of the termination of this Lease by lapse of time or otherwise, Lessee shall grade and slope and otherwise reclaim that portion of the land being leased pursuant hereto, which was the site of actual mining operations, in accordance with the requirements of the State and Federal regulations then in effect and Owner may elect to assume the burden of reclaiming the land, by notifying Lessee in writing of his intent to assume said burden, in which event, Lessee will obtain not more than three (3) bids for Performance of the reclamation work required by this paragraph, and will pay over to owner a sum equal to ninety-five percent (95%) of the lowest of said bids. Thereafter, Lessee shall be relieved from all duties, expenses or responsibility with respect to such reclamation and Owner, simultaneously with or prior to the receipt of said payment, shall obtain from the appropriate-Government agencies and deliver to Lessee all documents necessary to release Lessee from all further responsibility for the performance of such reclamation work.

VII.      PATENT OF CLAIMS

          7.1 Upon request of Lessee at any time during the term of this Lease, the Lessor agrees to undertake to obtain patent to any of the mining claims designated by Lessee. Lessee, at its own expense, shall prepare all documents, compile all data and comply in all respects with all applicable laws in this endeavor, and

AMENDMENT AGREEMENT
-------------------
November 09, 1992
Page 12 of 20


Lessor shall execute all documents required for this purpose and shall cooperate fully with Lessee in the patent application and proceedings.

          7.2 The rights of Lessor and Lessee under this Lease will extend to any and all amended, relocated, or patented claims referred to in Exhibit A. Lessor and Lessee agree that all amendments, relocations, or staking new cl&ims in the claimed area, of the claims referred to in Exhibit A, will be made in the name of Lessor. Some claims need amending and it is known hereby to the Lessee. Any valid mining claims staked by Lessor, or his agents, within the Leased Premises shall fall under and be a part of this Lease.

VIII.     DEFAULT AND FORCE MAJEURE

          8.1 If Lessee will be in default in performing any obligations (except the timely payment of royalties), Lessee shall lose no rights unless, within sixty (60) days following written notice from Lessor, given at the address herein specified, specifying such failure or breach, Lessee shall fail to make such payment or undertake to cure such default by commencement and follow through of appropriate performance, within a reasonable amount of time. Upon such failure, Lessormay terminate this Lease.

          8.2 If Lessee shall be prevented or delayed from performing its obligations or performing any work which it desires to perform or is performing by reason of act of nature, strike or threat of strike, fire, flood, war, mob violence, court order, unavoidable casualties, or any other enumeration, beyond the

AMENDMENT AGREEMENT
-------------------
November 09, 1992
Page 13 of 20


control of Lessee which cannot be overcome by the means normally employed in performance and at comparable and reasonable expense, then the duration of this Lease shall be extended for a period equal tothe period of Force Majeure and any failure to perform obligations shall not be deemed a breach of this Lease. Lessee agrees to use reasonable diligence to remove such causes of disability as may occur from time to time. This paragraph shall not excuse payment or delay payment of royalties.

IX.       Lease Premises.

          9.1 The parties hereto agree that during the term of this Lease, in the event title to any of the Leased Premises is contested by any person or persons, corporation or corporations, or governmental agencies, Lessee will, at its own election and expense, defend the title to any of the Leased Premises before any court of competent jurisdiction or any administrative body. Lessee will defend any actions for damages relating to exploration, development, or mining activities by Lessee on Leased Premises.

           9.2 Lessor, upon executionof this Lease, shall furnish Lessee with copies of all property maps possessed by Lessor on the Leased Premises and adjacent lands.

X.        TAXES AND DUTIES

          10.1 Lessee agrees to pay (i) all taxes hereafter levied and assessed upon all machinery and improvements placed by Lessee upon the Leased Premises,
(ii) taxes hereafter levied upon the Leased Premises, including taxes assessed by reason of net annual proceeds, and (iii) occupation or severance taxes imposed upon the mining or production of Leased Minerals from the Leased

AMENDMENT AGREEMENT
-------------------
November 09, 1992
Page 14 of 20


Premises or  any  other  taxes,   assessments  or charges  resulting from Lessee
activities on Leased Premises.

          10.2 Lessor agrees to promptly transmit to Lessee any notices pertaining to taxes, assessments and charges which Lessor may receive.

          10.3 Lessee, in all operations under this Lease, will comply with all applicable State and Federal laws, including the social laws relative to employment, safety, workmen's compensation insurance, social security, unemployment tax and tax withholding. Lessee shall hold Lessor harmless from claims of damage to persons or property arising from Lessee's operations under this Lease. Lessee will comply with hazardous waste, air and water quality requirements.

          10.4 Lessee will do all reclamation work required by the Bureau of Land Management, the State of Utah or Beaver County in a timely manner.

XI.       ASSIGNMENT AND TRANSFER

          11.1 Lessee can convey, assign or transfer its interest in this lease or any part of this Lease without the prior notification and consent in writing of the Lessor. The assignee party will, as a condition of consent to the transfer, agree to be bound by and subject to the terms of this Lease. Any assignee party will provided a photocopy of the executed copy of assignment and is delivered to the other party. Overriding royalty assignments will not become effective, even if otherwise valid without the consent in writing of the Lessor. Lessee, its successor and assigns, may not assign or convey royalty, overriding royalty, production payment or like interest in the Leased Premises

AMENDMENT AGREEMENT
-------------------
November 09 , 1992
Page 15 of 20


without Lessor's prior written consent.

XII.      MISCELLANEOUS

          12.1 This agreement shall be governed by the laws of the State of Utah.

          12.2 Title headings are for convenience only and shall not be deemed a part of this Lease.

          12.3 This Lease and Its Exhibit contain the entire agreement between the parties and supersedes entirely any prior understandings whether oral or written.

          12.4  If  any  provisions  of  this  Lease  is  or  becomes  void   or
unenforceable by Force of Law, the other provisions shall remain valid and enforceable.

          12.5 Lessor's and Lessee's proper address shall be the following, which either may change by giving written notice to the other.

               Don W. Fullmer
               P.O. Box 268
               800 North Main
               Filmore, Utah 84631

               Daniel H. Engh, Dennis S. Engh
               2340 East Germania Circle
               Sandy, Utah 84093-1174

          12.6 The failure to enforce at any time any provisions of this Lease, shall in no way be construed to be a waiver of such provisions, or to affect validity of the Lease.

          12.7 This Lease shall be binding upon and inure to the

AMENDMENT AGREEMENT
-------------------
November 09, 1992
Page 16 of 20


benefit of the successors and permitted assigns of the parties.

          12.8  A Memorandum of this Lease may be filed by either party.

          12.9 Lessee will diligently explore and conduct operations on or near Leased Premises throughout the term of this Lease in a manner reasonably calculated to advance the production of minerals from Leased Premises.

          IN WITNESS WHEREOF, this Lease has been executed and delivered by Lessor to Lessee as of the day and year first above written.





/s/Don W. Fullmer
-------------------------------
Don W. Fullmer
LESSOR




/s/Daniel H. Engh                           /s/Dennis S. Engh
--------------------------------            ----------------------------------
Daniel H. Engh                              Dennis S. Engh
LESSEE                                      LESSEE

AMENDMENT AGREEMENT
-------------------
November 09, 1992
Page 17 of 20

                                 ACKNOWLEDGEMENT

STATE OF UTAH
                          SS.
COUNTY OF Millard


     On this 9th day of November, 1992, before me personally appeared DON W. FULLMER to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as a free act and deed.
     Given under my hand and seal this 9th day of November, 1992.
My Commission Expires October 11, 1994.

                                            ----------------------------------



                                 ACKNOWLEDGEMENT


STATE OF UTAH
                         SS.
COUNTY OF Salt Lake


     On this 9th day of November, 1992, before me personally appeared DANIEL H. ENGH to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as a free act and deed.
     Given under my hand and seal this 9th day of November, 1992.
My Commission Expires April 15, 1995.


                                            ----------------------------------

AMENDMENT AGREEMENT
-------------------
November 09, 1992
Page 18 of 20


                                 ACKNOWLEDGMENT

STATE OF UTAH
                         SS.
COUNTY OF Salt Lake


     On this 9th day of November, 1992, before me personally appeared DENNIS S. ENGH to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as a free act and deed.
     Given under my hand and seal this 9th day of November, 1992.
My Commission Expires April 15, 1995.


                                            ----------------------------------

AMENDMENT AGREEMENT
-------------------
November 09, 1992
Page 19 of 20

                                    EXHIBIT A

                          To the Mining Lease Agreement
           Between Don W. Fullmer, and Daniel H. Enqh, Dennis S. Enqh.
                   --------------      ------------------------------
                      Dated the 9th day of November, 1992.

                    The Property consists of Lode Claims and Placer claims Plus, all other claims located in Townships 29 South Range 13 West and Township 29 South 14 West Salt Lake Medrian, Beaver County, Utah which Owner has claim to in this area.

CLAIM NAME         DESCRIPTION                                        UMC NUMBER
---------------    ------------------------------------------         ----------

Julie White #1     NW 1/4 SEC. 9, TWNS. 29 SO. R-13. (PLACER)           303016
Julie White #2     SW 1/4 SEC. 9, TWNS. 29 SO. R-13. (PLACER)           303017
Julie White #3     NE 1/4 SEC. 8, TWNS. 29 SO. K-13. (PLACER)           303018
Julie White #4     SE 1/4 SEC. 8, TWNS. 29 SO. R-13. (PLACER)           303019
Julie White #5     NW 1/4 SEC. 8, TWNS. 29 SO. R-13. (PLACER)           303020
Julie White #6     NE 1/4 SEC. 7, TWNS. 29 SO. R-13. (PLACER)           303021
Julie White #7     NW 1/4 SEC. 7, TWNS. 29 SO. R-13. (PLACER)           303022
Julie White #8     NE 1/4 SEC. 12,TWNS. 29 SO. R-14. (PLACER)           303023
Julie White #9     SE 1/4 SEC. 1, TWNS. 29 SO. R-14. (PLACER)           303024

                                 (LODES CLAIMS)
                              --------------------


Julie White #ll    NE 1/4 SEC. 7 & NW 1/4 SEC. 8,TWNS. 29 SO. R-13 W    302980
Julie White #12    NE 1/4 SEC. 7 & NW 1/4 SEC. 8,TWNS. 29 SO. R-13 W    302981
Julie White #l3    NW 1/4 SEC. 8, TWNS. 29 SO. R-13 W.                  302982
Julie White #14    NW 1/4 % 1/4 NE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.     302983
Julie White #15    NW 1/4 SEC. 8. TWNS. 29 SO. R-13 W.                  302984
Julie White #16    NW 1/4 & NE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.         302985
Julie White #17    NE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.                  302986
Julie White #18    NE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.                  302987
Julie White #19    NE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.                  302988
Julie White #20    NE & NW 1/4 SEC. 8, TWNS. 29 SO. R-13 W.             302989
Julie White #21    NE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.                  302990
Julie White #22    NE & SE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.             302991

          Situated in Township 29 South, Range 13 West, Township 29 South, Range 14, Salt Lake Meridian, Beaver County, Utah.

AMENDMENT AGREEMENT
-------------------
November 09, 1992
Page 20 of 20


CLAIM NAME                                                            UMC NUMBER
---------------------                                                 ----------

Julie White #23                                                         326947
Julie White #24                                                         326948
Julie White #25                                                         326949
Julie White #26                                                         326950
Julie White #27                                                         326951
Julie White #28                                                         326952
Julie White #29                                                         326953
Julie White #30                                                         326954
Julie White #31                                                         326955
Julie White #32                                                         326956
Julie White #33                                                         326957
Julie White #34                                                         326958
Julie White #35                                                         326959
Julie White #36                                                         326960
Julie White #37                                                         326961
Julie White #38                                                         326962

          Situated in Township 29 South, Range 13 West, Salt Lake Meridian, Beaver County, Utah.

                            ADDENDUM TO MINING LEASE

     This Addendum to Mining Lease is made tlxis lSth day of March, 2000 by and between Don W. Fullmer and Areola B. Fullmer, his wife. 905 North Main Street, Fillmore, Utah 94631. hereinafter referred to as "Lessor;" and Daniel H. Engh and Dennis S. Engh whose address is 2340 East Oennania Circle. Sandy, Utah 84093-1174, hereinafter referred to as "Lessee." In consideration: of bringing minimum royalty payments up to date through paynents in the amount of $24.976.21, the receipt and adequacy of which is hereby acknowledged, Lessor hereby acknowledges that file items of default contained in the Notice dated December 31, 1999. incorporated by this reference, are hereby satisfied in full or waived as to past acts only.

     In consideration of the foregoing funds paid to Lessor. Lessor also ratifies the following Mining Lease No. 1 - dated November 9, 1992 with Daniel
H. Engh and Dennis S. Engh as being in full force and effect, without any modification of the lease or any waiver of the lease term as to future performance except at Paragraph 3.1 of the Mining Lease, the primary term and the requirement to obtain commercial production are extended for five (5) years hereof.

     The leases and claims covered thereby are more particularly described on the attached Exhibit A, incorporated by this reference.

     This Addendum shall be effective on the date above.



/s/Don W. Fullmer                           /s/Daniel H. Engh
---------------------------------           ----------------------------------
Don W. Fullmer, (Lessor)                    Daniel H. Engh, (Lessee)



/s/Arnola B. Fullmer                        /s/Dennis S. Engh
---------------------------------           ----------------------------------
Arnola B. Fullmer (Lessor)                  Dennis S. Engh, (Lessee)

To The ADDENDUM TO MINING LEASE
Page 2

STATE OF UTAH
                            SS
County of Millard

     On this 15th day of March, 2000, personally appeared before me Don W. Fullmer and Arnola B. Fullmer, his wife, who acknowledged to me that they executed the foregoing Addendum to Mining Lease.


                                             /s/Barbara-Ann Iverson
                                             ----------------------------------
                                             NOTARY PUBLIC
                                             Residing at: 390 S. 100E
                                                         ---------------------
                                                          Fillmore, UT
My Commission Expires:

---------------------------------



STATE OF UTAH
                         SS
COUNTY OF Millard

     On this 15th day of March, 2000, personally appeared before me Daniel H. Engh and Dennis S. Engh, who acknowledge to me that they executed the foregoing Addendum to Mining Lease.



                                            /s/Barbara-Anne Iverson
                                            ----------------------------------
                                            NOTARY PUBLIC
                                            Residing At:  390 S. 100E
                                                        ----------------------
                                                          Fillmore, UT
My Commission Expires:

---------------------------------

To The ADDENDUM TO MINING LEASE
Page 3

                                    Exhibit A

Mining Lease #1
---------------

With respect to the Properties, Daniel H. Engh and Dennis S. Engh have a AMENDMENT AGREEMENT Dated November 9th 1992 by and between Don W. Fullmer Lessor) and Daniel H. Engh, Dennis S. Engh (Lessee). All terms and conditions of the November 9, 1992. AMENDMENT AGREEMENT will be a part of this Letter Agreement. Said claims of this AMENDMENT AGREEMENT are described below:

     The Property consists of Lode Claims and Placer claims Plus, all other claims located in Townships 29 South Range 13 West and Township 29 South 14 West Salt Lake Medrian. Beaver County, Utah which Owner has claim to in this area.


CLAIM NAME         DESCRIPTION                                        UMC NUMBER
----------         ------------                                       ----------

Julia White #1    NW 1/4 SEC. 9, TWNS. 29 SO. R-13. (PLACER)            303016
Julia White #2    SW 1/4 SEC. 9, TWNS. 29 SO. R-13. (PLACER)            303017
Julia White #3    NE 1/4 SEC. 8, TWNS. 29 SO. R-13. (PLACER)            303018
Julie White #4    SE 1/4 SEC. 8, TWNS. 29 SO. R-13. (PLACER)            303019
Julia White #5    NW 1/4 SEC. 6, TWNS. 29 SO. R-13. (PLACER)            303020
Julia White #6    NE 1/4 SEC. 7, TWNS. 29 SO. R-13. (PLACER)            303021
Julia White #7    NW 1/4 SEC. 7, TWNS. 29 SO. R-13. (PLACER)            303022
Julia White #8    NE 1/4 SEC. 12,TWNS. 29 SO. R-14. (PLACER)            303023
Julia White #9    SE 1/4 SEC. 1, TWNS. 29 SO. R-14. (PLACER)            303024

                                 (LODES CLAIMS)
                              --------------------

Julia White #11   NE 1/4 SEC. 7 & NW 1/4 SEC. 8, TWNS. 29 SO. R-13 W    302980
Julia White #12   NE 1/4 SEC. 7 & NW 1/4 SEC. 8, TWNS. 29 SO. R-13 W    302981
Julia Whi~e #13   NW 1/4 SEC. 8, TWNS. 29 SO. R-13 W.                   302982
Julia White #14   NW 1/4 & NE 1/4 SEC. 8, TWONS. 29 SO. R-13 W.         302983
Julia White #15   NW 1/4 SEC. 8, TWNS. 29 SO. R-13 W.                   302984
Juli~ White #16   NW 1/4 & NE 1/4 SEC. 8, TWONS. 29 SO. R-13 W.         302985
Juli~ White #17   NE 1/4 SEC. 8, TOWNS. 29 SO. R-13 W.                  302986
Julia White #18   NE 1/4 SEC.8, TOWNS. 29 SO. R-13 W.                   302987
Julia White #l9   NE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.                   302988
Julia.White #20   NE & NW 1/4 SEC. 8, TWNS. 29 SO. R-13 W.              302989
Julia White #21   NE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.                   302990
Julia white #22   NE & SE 1/4 SEC. 8, TWNS. 29 SO. R-13 W.              302991

     Situated in Township 29 South, Range 13 West, Township 29 South, Range 14, Salt Lake Meridian, Beaver County, Utah.



                                    Exhibit A


Mining Lease Blawn Wash
-----------------------

To Mining Lease Agreement  dated as of  December 31st, 1999, by and among Daniel
H. Engh, Connie L. Engh, Dennis S. Engh, Judy A. Engh, Darin Engh, Holly Engh (a.k.a. Holly Kingdon) and Utah Clay Technology, Inc.





PART 1
------



        With respect to the Properties, Daniel H. Engh and Dennis S. Engh are in control and ownership of Engh Family Lode and placer claims described below:

        The Following Property consists of Placer Claims plus, all other claims located in Townships 29 South Range 13 & 14 West Salt Lake Medrian, Beaver County, Utah which Owner has claim to in this area.


        The Property consists of Lode Claims and Placer claims Plus, all other claims located in Townships 29 South Range 15 West and Township 30 South 15 West Salt Lake Medrian, Beaver County, Utah which Owner has claim to in this area.


          Claim Name                 UMC Nos.
          ----------                 --------

          Meadow Nos.    15-20       305325-305330
          Brooke Nos.    30-33       305331-305334
          Blue Nos.      20-46       310617-310643
          Blue Nos.      47-62       312037-312052
          Blue Nos.      63-64       313298-313299
          Blue Nos.      65-66       312053-312054
          Blue Nos.      67-68       313300-313301
          Blue Nos.      69-70       312055-312056
          Blue Nos.      71-76       313302-313307




        CLAIM NAME           BOOK     PAGE         UMC NUMBER
        ----------           ----     ----         ----------

        BLUE #93             238      366          313308
        BLUE #94             238      367          313309
        BLUE #95             238      368          313310
        BLUE #96             238      369          313311
        BLUE #97             238      370          313312
        BLUE #98             238      371          313313
        BLUE #99             238      372          313314
        BLUE #100            238      373          313315






        CLAIM NAME           BOOK     PAGE         UMC NUMBER
        ----------           ----     ----         ----------

        ENGH #1              252      654          335833
        ENGH #2              252      765          335962
        (AMENDED)            253      119
        ENGH #3              252      766          335963
        (AMENDED)            253      120
        ENGH #4              252      767          335964
        (AMENDED)            253      121
        ENGH #5              252      768          335965
        (AMENDED)            253      122
        ENGH #6              252      769          335966
        (AMENDED)            253      123


        CLAIM NAME           BOOK     PAGE         UMC NUMBER
        ----------           ----     ----         ----------

        ENGH #7              252      770          335967
        (AMENDED)            253      124
        ENGH #8              252      771          335968
        (AMENDED)            253      125
        ENGH #9              252      772          335969
        (AMENDED)            253      126
        ENGH #10             252      773          335970
        (AMENDED)            253      127
        ENGH #11             252      774          335971
        (AMENDED)            253      128
        ENGH #12             252      775          335972
        (AMENDED)            253      129
        ENGH #13             252      776          335973




        (AMENDED)            253      130
        ENGH #14             252      777          335974
        (AMENDED)            253      131
        ENGH #15             252      778          335975
        (AMENDED)            253      132
        ENGH #16             252      779          335976
        (AMENDED)            253      133

        Situated in Township 29 South, Range 15 West, Salt Lake Meridian, Beaver County, Utah.



  NAME         TYPE OF
OF CLAIM       CLAIM        FILING DATE            BOOK & PAGE        UMC NUMBER
---------      --------     -----------            -----------        ----------

BLUE #201      (PLACER)      07/22/88               238  374            313316
BLUE #202      (PLACER)      07/22/88               238  375            313317
BLUE #203      (PLACER)      07/22/88               238  376            313318
BLUE #204      (PLACER)      07/22/88               238  377            313319
BLUE #205      (PLACER)      07/22/88               238  378            313320
BLUE #206      (PLACER)      07/22/88               238  379            313321
BLUE #207      (PLACER)      07/22/88               238  380            313322
BLUE #208      (PLACER)      07/22/88               238  381            313323
BLUE #209      (PLACER)      07/22/88               238  382            313324
BLUE #210      (PLACER)      07/22/88               238  383            313325
BLUE #211      (PLACER)      07/22/88               238  384            313326
BLUE #212      (PLACER)      07/22/88               238  385            313327
BLUE #213      (PLACER)      07/22/88               238  386            313328
BLUE #214      (PLACER)      07/22/88               238  387            313329
BLUE #215      (PLACER)      07/22/88               238  388            313330
BLUE #216      (PLACER)      07/22/88               238  389            313331
BLUE #217      (PLACER)      07/22/88               238  390            313332
BLUE #218      (PLACER)      07/22/88               238  391            313333
BLUE #219      (PLACER)      07/22/88               238  392            313334
BLUE #220      (PLACER)      07/22/88               238  393            313335


     The above claims are Located and Recorded in Beaver County, Utah.


This mining lease contains a Reserved Royalty of 3% on all ores, minerals or Products (called "Production") mined and removed from the leased Premises. Said Royalty shall be calculated based upon the gross value of the production. Additionally, the above claims and the below mineral leases have a minimum royalty of $5,000.00 and or a production royalty of $2.50/ton which is adjusted by the Consumer Prices Index for all Urban Consumers for U.S. City average as published by the U.S. Department of Labor Bureau of Labor Statistics.

Additionally, the property includes subleases to the following Sate of Uah mineral leases. The State of Utah mineral leases have a 5 1/2% Royalty.

A Sub-Lease to the following State of Utah mineral Leases:

Clay lease                                  ML-43616 (ALL)
Clay lease                                  ML-43648 (All)
Industrial Sands lease                      ML-43649 (All)
Industrial Sands lease                      ML-43650 (ALL)
Metalliferous Minerals lease                ML-43651 (All)
Metalliferous Minerals lease                ML-43652 (All)

The State mineral leases will be subject to the same terms and conditions of this lease and approval of sub-lease assignment from the State of Utah.

End of Exhibit A.